UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2011 (September 18, 2011)

SOUTHERN COPPER CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	1-14066	13-3849074
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1440 E. Missouri Ave., Suite C-175, Phoenix, AZ 85014

(Address and zip code of principal executive offices)

(602) 264-1375

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Mr. Jose N. Chirinos, the Comptroller, Principal Accounting Officer and Named Executive Officer of Southern Copper Corporation (the “Company”), retired on September 18, 2011.  Mr. Chirinos served as our Comptroller since April 2005.  During his 44 years with the Company Mr. Chirinos held various positions in accounting, administration and finance.  The Board of Directors and the Company express gratitude and recognition for the valuable services provided by Mr. Chirinos during his long tenure with the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN COPPER CORPORATION

Date: September 19, 2011	By:	/s/Oscar Gonzalez Rocha
	Name:	Oscar Gonzalez Rocha
	Title:	President and Chief Executive Officer